AlphaCentric Hedged Market Opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

PROSPECTUS

August 29, 2016

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: ALPHACENTRIC HEDGED MARKET OPPORTUNITY FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
HOW TO BUY SHARES	13
HOW TO REDEEM SHARES	19
DISTRIBUTION PLANS	21
VALUING THE FUND’S ASSETS	22
DIVIDENDS, DISTRIBUTIONS AND TAXES	23
MANAGEMENT OF THE FUND	23
PRIVACY NOTICE	26
FOR MORE INFORMATION	28

FUND SUMMARY: AlphaCentric Hedged Market Opportunity Fund

Investment Objective: The Fund's objective is to achieve capital appreciation with lower overall volatility than the equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 13 and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 38 and Waiver of Up-Front Sales Charge on Class A Shares on page 39.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses[1,2]	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses[1]	2.49%	3.24%	2.24%
Fee Waiver and/or Expense Reimbursement [3]	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.38%	3.13%	2.13%

1 Estimated for the current fiscal year.

2Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; rule 12b-1 fees and, extraordinary expenses) at 1.99% through October 31, 2017. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor and upon the termination of the Management Agreement between the Trust and the advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

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Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$802	$316	$216
3	$1,296	$988	$690

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Portfolio has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

Under normal circumstances, the Fund invests primarily in (i) long and short call and put options on the Standard & Poor’s 500 Index (the “Index”) and/or another security that represents the return of the Index (such as exchange traded funds like the SPDR Trust Series I units (“SPDRs”)) or measures of market volatility (such as volatility exchange traded funds, which reflect the market’s expected fluctuation (volatility)), (ii) cash and cash equivalents, including affiliated and unaffiliated money market funds, and (iii) other high-quality (AA or better) short-term (less than two years) fixed income securities such as U.S. Treasury securities. Call and put options give you the right to buy (call) or sell (put), in exchange for a premium, certain underlying securities at specified prices, known as strike prices, before predetermined expiration dates. Buyers of option contracts are long, while sellers or writers of option contracts are short. The buyers believe the price of the underlying security will go down; whereas, sellers believe the price of the underlying security will go up.

The Fund invests mainly in options on the Index, but may invest in other futures markets including agricultural products, metals, currencies, interest rates and other financial instruments, as well as equity and other financial indices.  The Fund also buys and sells futures contracts themselves, and buys or sells options as hedging vehicles and to seek incremental gain.

  The Fund’s option strategy employs a systematic, rules-based program that seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction, however, in general, the strategy does not depend on a prediction of equity market direction, and is designed to produce returns that are not correlated with equity market returns.

The Fund seeks to hedge the risk associated with its investments by staggering the maturity dates of its option positions and by utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse. To further hedge

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against downward market movements, the Fund will purchase put options in a quantity roughly equal to the number of put options that it sells.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor or an affiliated advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

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Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Limited History of Operations: The Fund has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

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Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Turnover Risk: Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  Performance information for Class A and C shares will be included after the share

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classes have been in operation for one complete calendar year.   The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 9, 2016.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund.  The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 7.22% (quarter ended December 31, 2013), and the lowest return for a quarter was -4.62% (quarter ended December 31, 2014). The Fund’s Class I year-to-date return for the period ended June 30, 2016 was 0.54%.

The following table shows the average annual returns for the Predecessor Fund which includes all of its actual fees and expenses over various periods ended December 31, 2015. The Predecessor Fund did not have a distribution policy. It was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

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Average Annual Total Returns

(For periods ended December 31, 2015)

	1 Year	Since Inception (September, 2011)
AlphaCentric Hedged Market Opportunity Fund Class I Shares *	9.87%	14.08%
S&P 500 TR Index	1.38%	15.11%

* Includes the effect of performance fees paid by the investors of the Predecessor Fund.

Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Russell Kellites is the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund's portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund’s investment objective is capital appreciation with lower overall volatility than the equity market. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s main investment strategies are discussed in this prospectus and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-844-ACFUNDS (844-223-8637) or visit the Fund’s website at www.AlphaCentricFunds.com.

AlphaCentric Hedged Market Opportunity Fund

Under normal circumstances, the Fund invests primarily in (i) long and short call and put options on the Index and/or another security that represents the return of the Index (such as exchange traded funds like SPDRs) or measures of market volatility (such as volatility exchange traded funds), (ii) cash and cash equivalents, including affiliated and unaffiliated money market funds, and (iii) other high-quality short-term fixed income securities such as U.S. Treasury securities.

The Fund invests mainly in options on the Index, but may invest in other futures markets including agricultural products, metals, currencies, interest rates and other financial instruments, as well as equity and other financial indices.  The Fund also buys and sells futures contracts themselves, and buys or sells options as hedging vehicles and to seek incremental gain.

  The Fund’s option strategy employs a systematic, rules-based program that seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction, however, in general, the strategy does not depend on a prediction of equity market direction, and is designed to produce returns that are not correlated with equity market returns.

The Fund seeks to mitigate risk by staggering maturity dates of the option positions and by utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

Mutual Fund Series Trust and the Advisor have received an exemptive order (the "Order") from the SEC that would permit the Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a complete investment program.

The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment in the Fund. The risk descriptions below provide a more detailed explanation of some of the principal investment risks that correspond to the risks described in the Fund's "Fund Summary" section of this Prospectus.

Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar

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expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

Affiliated Investment Company Risk. The Fund invests in the Affiliated Funds, unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor or an affiliated advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Cash or Cash Equivalent Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Pools will be "notionally funded" - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and

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substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Risk. The Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

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Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

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Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Turnover Risk. The Fund may make changes in its portfolio consistent with the Fund’s policies when we believe doing so is in the best interest of the Fund. The Fund anticipates turnover to be considerably higher than that of comparable funds. High turnover may increase transaction costs, increase taxable gains and negatively affect performance. A high rate of portfolio turnover is 100% or more, and the Fund’s is expected to be 100% or more. The Advisor considers the effects of higher turnover when evaluating short-term investments.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests

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received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

Multiple Classes

The Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%

$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above	1.00%	1.01%	1.00%

How to Reduce Your Sales Charge

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The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the AlphaCentric Family of Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing AlphaCentric Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of AlphaCentric Funds’ investments held by the members of your immediate family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and

15

registered investment advisors who are purchasing on behalf of their clients, where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling 1-844-ACFUNDS (1-844-223-8637). Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Fund’s website because it is contained in this Prospectus.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You can buy Class I shares at NAV. Sales of Class I shares are not subject to a front-end sales charge. Availability of Class I shares is subject to agreement between the distributor and each financial intermediary.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 1-844-ACFUNDS (1-844-223-8637) to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

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17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the applicable Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-844-ACFUNDS (1-844-223-8637) to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently do not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $100. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other

17

intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-844-ACFUNDS (1-844-223-8637).

Additional Investments

The minimum subsequent investment in the Fund is $100. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-844-ACFUNDS (1-844-223-8637) or by writing to the Fund at:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market

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movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
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•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637) if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 1-844-ACFUNDS (1-844-223-8637). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637). Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary

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weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because The Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of the Fund only for shares of the same class of another AlphaCentric Fund including for shares of AlphaCentric Funds offered in other prospectuses. For example, you can exchange Class A shares of the Income Opportunities Fund for Class A shares of the Bond Rotation Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows The Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will

21

increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A Shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. The Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund’s Plan related to the Class C Shares, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class I Shares

Under the Fund’s Plan related to the Class I Shares, the Fund may pay an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class I Shares. The Fund is not currently paying 12b-1 fees and there are no plans to impose these fees.

VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its

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portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund intends to make annual dividend distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

AlphaCentric Advisors LLC, a Delaware limited liability company located at 36 North New York Avenue, Huntington, NY, 11743 serves as Advisor to the Fund. The Advisor was formed in February 2014. Management of the Fund is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc., the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Under the terms of the management agreement, AlphaCentric Advisors LLC is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers

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Russell Kellites is primarily responsible for the day-to-day management of the Fund's portfolio.

Russell Kellites

Russell Kellites has been the portfolio manager of the Fund since its inception in 2011. He has been a portfolio manager at the Advisor since 2016 and has served as Managing Director of Theta Capital Partners since 2008. Prior to joining Theta Capital Partners, Mr. Kellites’ employment includes Goldman Sachs & Co where he was an Associate and Merrill Lynch & Co where he was a Vice President. Mr. Kellites attended Columbia University where he received a BS in computer science (cum laude), matriculated in the MS computer science program, with a focus in artificial intelligence, and received an MBA.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in his managed Fund.

Advisory Fees

The Fund is authorized to pay the Advisor an annual fee based on its average daily net assets pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund (the “Management Agreement”). The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; 12b-1 distribution plan expenses; and extraordinary expenses) at a certain level. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment.

The following table describes the contractual advisory fee and the expense limitation for the Fund.

	Contractual Advisory Fee	Expense Limitation
Hedged Market Opportunity Fund	1.75%	1.99%

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Fund, through its rule 12b-1 distribution plan, or the Fund’s respective Advisor or sub-advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related

24

services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor will be available in the Trust’s semi-annual report to shareholders for the period ending September 30, 2016.

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PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-223-8637

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PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.
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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-844-ACFUNDS (844-223-8637) to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.AlphaCentricFunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872

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STATEMENT OF ADDITIONAL INFORMATION

August 29, 2016

MUTUAL FUND SERIES TRUST

AlphaCentric Hedged Market Opportunity Fund Class A: HMXAX Class C: HMXCX Class I: HMXIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the AlphaCentric Hedged Market Opportunity Fund (the “Fund”), dated August 29, 2016. The Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

TABLE OF CONTENTS

Mutual Fund Series Trust	1
Investment Restrictions	1
Other Investment Policies	2
Additional Information about Investments and Risks	3
Disclosure of Portfolio Holdings	23
Trustees and Officers	23
Principal Shareholders	28
Advisor	28
Code of Ethics	31
Transfer Agent, Fund Accounting Agent and Administrator	31
Custodian	32
Independent Registered Public Accounting Firm	32
Counsel	33
Distributor	33
Additional Compensation to Financial Intermediaries	34
Proxy Voting Policy	35
Portfolio Turnover	35
Portfolio Transactions	35
Purchase and Redemption of Shares	37
Reduction of Up-Front Sales Charge on Class A Shares	38
Waivers of Up-Front Sales Charge on Class A Shares	39

Exchange Privilege	39
Net Asset Value	39
Tax Information	40
Investments In Foreign Securities	41
Backup Withholding	41
Foreign Shareholders	42
Financial Statements	42
Appendix A	43
Appendix B	45

MUTUAL FUND SERIES TRUST

The Trust (formerly known as Catalyst Funds), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is separate non-diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

AlphaCentric Advisors LLC (“AlphaCentric” or the “Advisor”) acts as the investment advisor to the Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 9, 2016 (the “Reorganization”). In connection with this Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund..

The Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, the Fund may not:

(a) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

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(d) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e) purchase or sell physical commodities or forward contracts relating to physical commodities;

(f) make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(g) invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

(a) The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

(b) The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(c)                 The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund will maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)                 The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a

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defensive position, the opportunity to achieve its investment objective will be limited.  If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Catalyst Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a

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particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Fund may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Fund may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

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ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

An investor in the Fund should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. The Fund may purchase put or call options on equity securities (including securities of ETFs). The Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter”

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transaction). The Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon

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expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the

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purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. The Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

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Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

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The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

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Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including

Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Trust’s Board of Trustees

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to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Fund may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name

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of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Fund will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition,

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the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume

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the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to

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deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered

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into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

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Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of

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the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

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Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Fund’s Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

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Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of

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any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in "private activity" bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

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Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities. The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust, the Advisor or a sub-advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor, the performance of the Fund, the Advisor’s costs and the profitability of the agreements to the Advisor, ancillary benefits to the Advisor or their affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

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The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Disinterested Trustees

Name Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street Omaha, NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	62	Chairman of the Board of Mutual Fund and Variable Insurance Trust, 10 funds (2016 to present); Board Member of Variable Insurance Trust (2010 to present); Board Member, Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, 41 funds (2006-present).
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street Omaha, NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired; Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	41	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004; Faculty Member Technical Career Institutes, since 1991.	41	Variable Insurance Trust since 2010

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Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 7/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014 to Present; Managing Member, MFund Services LLC, 1/2012 - Present; Managing Member, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	41
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007–2012.	N/A
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A
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Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008–2012.	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A
Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2/2012; Attorney, Weiss & Associates, 12/2008–6/2010.	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interests in Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, investment advisers to other certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Effective July 2, 2015, Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees will meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and administrative services to the Funds, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and

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if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s advisor and other service providers to the Fund. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2016, the Audit Committee met 4 times.

Valuation Committee. The Valuation Committee is composed of at least one Independent Trustee and one individual from the Fund’s administrator. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended June 30, 2016, the Valuation Committee held 27 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor and of Catalyst Capital Advisors LLC, an advisor to other series of the Trust and an original sponsor of the Trust. He is also President of MFund Services LLC which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. He also serves on the board of other trusts in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser in the managing partner of a technology consulting firm and has served on the Boards of many other companies. His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2015

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Fund*	None	None	None	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

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*The Fund was not in operation as of December 31, 2015.

Compensation of the Board of Trustees

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended March 31, 2016. The Trust has no retirement or pension plans. The Fund was not in operation during the Trust’s fiscal year ended March 31, 2016. The compensation amounts provided in the table below for the Fund is the estimated compensation to be paid by the Fund to the Trustees for the fiscal year ending March 31, 2017.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Fund	$0	$0	$0	$0
Total Compensation from Fund Complex*	$130,800	$77,350	$76,850	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and TCG Financial Series Trusts I-X, each a registered open-end investment company.

** Mr. Szilagyi is compensated by MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the Advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of the Fund.

As of July 31, 2016, the following persons owned 5% or more of the outstanding shares of the Predecessor Fund:

Name and Address	Percent of Ownership
Russell Kellites 1600 15th Street San Francisco, CA 94103	50.169%*
Triumph Investment Management 4 Woodbine Avenue Greenwood Lake, NY 10925	27.310%*

*May be deemed to control the Fund because holds more than 25% of the outstanding shares of the Fund.

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As of July 31, 2016, securities of the Predecessor Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Predecessor Fund.

ADVISOR

AlphaCentric Advisors LLC has been retained by the Fund under a Management Agreement to act as the Fund’s advisor, subject to the authority of the Board of Trustees. AlphaCentric was organized under the laws of Delaware in February 2014. AlphaCentric oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of AlphaCentric is 36 North New York Avenue, Huntington, NY 11743. AlphaCentric is controlled by Jerry Szilagyi.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate of 1.75% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 1.99% through December 31, 2017.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment.

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The Management Agreement was initially approved by the Board of Trustees at a meeting held on May 4, 2016. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2016.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

Subject to the oversight and approval of the Advisor, Russell Kellites, as portfolio manager, is primarily responsibility for the day-to-day management of the portfolio of the Fund. Mr. Kellites compensation is based on a percentage of the net profits realized by the Advisor from the Fund.

As of June 30, 2016, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Mr. Kellites are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Russell Kellites	0	$0	1	$2	2	$1

Of the accounts above, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Russell Kellites	0	$0	1	$2	2	$1

As of the date of this SAI, the Fund’s portfolio managers did not beneficially own any shares of the Fund.

Potential Conflicts of Interest – Advisor

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

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•	The appearance of a conflict of interest may arise where an advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Portfolio Managers may invest the Fund’s cash holdings in an affiliated money market fund advised by the Advisor.

•	Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The advisor and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, and Northern Lights Distributors, LLC and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's

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federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays GFS for any out-of-pocket expenses.

MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pay MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Catalyst Capital Advisors LLC):

0.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion

In addition, the Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC (an advisor to other series of the Trust), and a Trustee of the Trust.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen Fund Audit Services, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Fund has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Fund’s Plan related to the Class A Shares, the Fund incurs an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares (the “Class C 12b-1 Fee”). Under the Fund’s Plan related to the Class I Shares the Fund incurs an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class I Shares (“Class I 12b1 Fee”) (the Class A 12b-1 Fee, Class C 12b-1 Fee and Class I 12b-1 Fee are collectively referred to as the “12b-1 Fees”). The Fund is not currently paying Class I 12b-1 Fees and there are no plans to impose these fees. Brokers receive a 1% commission from the Fund for the sale of Class C shares. The

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Advisor reimburses the Fund for this expense, and recoups the expense during the first year as it receives 12b-1 payments.

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

The Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial

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intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Advisor.

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. Since the Fund had not commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

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PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there

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could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor the Distributor or their affiliates.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to

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receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Fund to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

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(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For the Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchange Privilege,” the Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For the Fund, net asset value ("NAV") per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no

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sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply

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with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

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BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-866-447-4228.

The Predecessor Fund’s audited financial statements for the periods ended December 31, 2014 and December 31, 2015 are attached as Appendix C. The audited financial statements of the Predecessor Fund have been audited by Demetrius Berkower LLC, the independent auditor for the Predecessor Fund for the periods ended December 31, 2014 and December 31, 2015.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity

43

to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

44

Appendix B

ALPHACENTRIC ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES]

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, AlphaCentric Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board

45

composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

46

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

47

APPENDIX C

48

THETA FUNDS L.P.

FINANCIAL STATEMENTS
AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2015 AND 2014

THETA FUNDS L.P.

CONTENTS

Independent Auditors’ Report	1-2

Financial Statements

Statements of Assets and Liabilities	3

Statements of Operations	4

Statements of Changes in Partners’ Capital	5

Statements of Changes in Net Asset Value	6

Schedules of Investments	7-10

Notes to Financial Statements	11-20

INDEPENDENT AUDITORS’ REPORT

To the General Partner of

Theta Funds L.P.

Report on the Financial Statements

We have audited the accompanying financial statements of Theta Funds L.P. (the “Fund”), which comprise the statements of assets and liabilities, including the schedules of investments as of December 31, 2015, and 2014, and the related statements of operations, changes in partners’ capital, and changes in net asset value for the years ended December 31, 2015 and 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

517 Route One, Iselin, NJ 08830 • P (732) 781-2712 • F (732) 781-2732 www.demetriusberkower.com A PCAOB REGISTERED FIRM New Jersey • California • Cayman Islands

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Theta Funds L.P. as of December 31, 2015 and 2014, and the results of its operations, changes in its partners’ capital, and changes in its net asset value for the years ended December 31, 2015 and 2014, in accordance with accounting principles generally accepted in the United States of America.

Demetrius Berkower LLC

Iselin, New Jersey

July 20, 2016

THETA FUNDS L.P.

STATEMENTS OF ASSETS AND LIABILITIES
December 31,

	2015	2014
ASSETS

Derivative contracts, at fair value (premiums paid $14,803 and $3,198 respectively)	$10,860	$925

Net unrealized gain on open futures contracts	—	5,633

Due from broker	2,301,673	1,783,268

Cash	100,050	50

Total assets	2,412,583	1,789,876

LIABILITIES

Derivative contracts, at fair value (premiums received $24,633 and $17,033, respectively)	16,545	37,610
Due to broker	—	3,455
Management fee payable	3,543	10,655
Withdrawals payable	27,324	—
Contributions received in advance	100,000	2,399

Total liabilities	147,412	54,119

PARTNERS’ CAPITAL (NET ASSET VALUE)	$2,265,171	$1,735,757

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

STATEMENTS OF OPERATIONS
Years Ended December 31, 2015 and 2014

	2015	2014

Investment income
Interest and other	$2,210	$151

Expenses
Management fee	37,041	10,655

Net investment loss	(34,831)	(10,504)

Realized and unrealized gain (loss) from investments and derivatives
Net realized loss from equities	(29,547)	—
Net realized gain from options	328,426	129,715
Net realized gain (loss) from futures contracts	(41,072)	8,854
Less: Commission on futures contracts	(2,168)	(344)
Net change in unrealized gains and losses on options	26,994	(15,880)
Net change in unrealized gains and losses on futures contracts	(5,633)	(705)

Net gain from investments and derivatives	277,000	121,640

Net income	242,169	111,136

Less: Manager incentive allocation	34,926	2,399
General Partner allocation	2,619	(14)

Net income available for allocation to limited partners	$204,624	$108,751

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
Years Ended December 31, 2015 and 2014

	General	Limited
	Partner	Partners	Total

Partners’ capital, January 1, 2014	$—	$1,324,751	$1,324,751

Capital contributions	—	760,000	760,000

Capital withdrawals	(2,399)	(457,731)	(460,130)

Transfer	1,000	(1,000)	—

Allocation of net income
Pro rata allocation	(14)	111,150	111,136
Incentive reallocation	2,399	(2,399)	—
	2,385	108,751	111,136

Partners capital, December 31, 2014	986	1,734,771	1,735,757

Capital contributions	54,153	308,018	362,171

Capital withdrawals	(34,926)	(40,000)	(74,926)

Allocation of net income
Pro rata allocation	2,619	239,550	242,169
Incentive reallocation	34,926	(34,926)	—
	37,545	204,624	242,169

Partners’ capital, December 31, 2015	$57,758	$2,207,413	$2,265,171

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

STATEMENTS OF CHANGES IN NET ASSET VALUE
Years Ended December 31, 2015 and 2014

	2015	2014

Operations
Net investment loss	$(34,831)	$(10,504)
Net realized loss from equities	(29,547)	—
Net realized gain from options	328,426	129,715
Net realized gain (loss) from futures contracts - net	(43,240)	8,510
Net change in unrealized gains and losses on options	26,994	(15,880)
Net change in unrealized gains and losses on futures contracts	(5,633)	(705)

Net change in net assets resulting from operations	242,169	111,136

Capital transactions
Capital contributions	362,171	760,000
Capital withdrawals	(74,926)	(460,130)

Net change in net assets resulting from capital transactions	287,245	299,870

Net change in net asset value	529,414	411,006

Net asset value, beginning of year	1,735,757	1,324,751

Net asset value, end of year	$2,265,171	$1,735,757

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

SCHEDULE OF INVESTMENTS
December 31, 2015

Derivative contracts - assets, at fair value

					Premiums	Unrealized		Percentage
Industry		Contract		No. of	Paid	Appreciation/	Fair	of Net Asset
Sector	Contract	Month	Exchange	Contracts	Received	(Depreciation)	Value	Value

Call option contracts purchased

Index
	SPX, call	January-2016	CBOE	1	$138	$(98)	$40	0.00%
	SPX, call	January-2016	CBOE	2	122	(102)	20	0.00
	SPX, call	January-2016	CBOE	4	77	(37)	40	0.00
	SPX, call	February-2016	CBOE	1	37	(27)	10	0.00
	SPX, call	February-2016	CBOE	8	380	(300)	80	0.00
	SPX, call	February-2016	CBOE	1	32	(22)	10	0.00
	SPX, call	March-2016	CBOE	1	232	(167)	65	0.00
	SPX, call	March-2016	CBOE	5	308	(158)	150	0.01
	SPXW, call	January-2016	CBOE	3	30	(0)	30	0.00
	SPXW, call	January-2016	CBOE	57	397	173	570	0.02
	SPXW, call	January-2016	CBOE	1	8	2	10	0.00
Total call option contracts purchased					1,760	(735)	1,025	0.03

Put option contracts purchased

Index
	SPX, put	January-2016	CBOE	2	418	(338)	80	0.00
	SPX, put	January-2016	CBOE	2	402	(302)	100	0.00
	SPX, put	January-2016	CBOE	1	202	(147)	55	0.00
	SPX, put	February-2016	CBOE	1	482	(352)	130	0.01
	SPX, put	February-2016	CBOE	1	437	(262)	175	0.01
	SPX, put	February-2016	CBOE	5	2,039	(1,014)	1,025	0.04
	SPX, put	February-2016	CBOE	1	415	(175)	240	0.01
	SPX, put	February-2016	CBOE	1	419	(134)	285	0.01
	SPX, put	February-2016	CBOE	1	440	(100)	340	0.01
	SPX, put	March-2016	CBOE	2	1,143	(443)	700	0.03
	SPX, put	March-2016	CBOE	2	991	69	1,060	0.04
	SPX, put	March-2016	CBOE	2	1,633	(413)	1,220	0.05
	SPX, put	March-2016	CBOE	1	615	205	820	0.03
	SPXW, put	January-2016	CBOE	6	160	20	180	0.01
	SPXW, put	January-2016	CBOE	51	1,644	141	1,785	0.07
	SPXW, put	January-2016	CBOE	2	660	60	720	0.03
	SPXW, put	January-2016	CBOE	2	946	(26)	920	0.04
Total put option contracts purchased					13,043	(3,208)	9,835	0.39

Total derivative contracts, assets					$14,803	$(3,943)	$10,860	0.42%

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2015

Derivative contracts - liabilities, at fair value

					Premiums	Unrealized		Percentage
Industry		Contract		No. of	Paid	Appreciation/	Fair	of Net Asset
Sector	Contract	Month	Exchange	Contracts	Received	(Depreciation)	Value	Value

Call option contracts written

Index
	SPX, call	January-2016	CBOE	(2)	$140	$(110)	$30	0.00%
	SPX, call	January-2016	CBOE	(4)	506	(446)	60	0.00
	SPX, call	January-2016	CBOE	(8)	1,055	(975)	80	0.00
	SPX, call	February-2016	CBOE	(1)	158	(68)	90	0.00
	SPX, call	February-2016	CBOE	(4)	767	(487)	280	0.01
	SPXW, call	January-2016	CBOE	(2)	198	62	260	0.01
	SPXW, call	January-2016	CBOE	(2)	112	28	140	0.01
	SPXW, call	January-2016	CBOE	(39)	1,217	(47)	1,170	0.05
	SPXW, call	January-2016	CBOE	(1)	38	(13)	25	0.00
	SPXW, call	January-2016	CBOE	(17)	482	(142)	340	0.01
	SPXW, call	January-2016	CBOE	(3)	115	(55)	60	0.00
	SPXW, call	January-2016	CBOE	(1)	31	(16)	15	0.00
Total call option contracts written					4,820	(2,270)	2,550	0.09

Put option contracts written

Index
	SPX, put	January-2016	CBOE	(1)	645	(580)	65	0.00
	SPX, put	January-2016	CBOE	(2)	1,260	(1,060)	200	0.01
	SPX, put	January-2016	CBOE	(4)	2,251	(1,731)	520	0.02
	SPX, put	January-2016	CBOE	(2)	1,150	(800)	350	0.01
	SPX, put	January-2016	CBOE	(1)	1,275	(1,020)	255	0.01
	SPX, put	January-2016	CBOE	(1)	693	(323)	370	0.02
	SPX, put	February-2016	CBOE	(1)	890	(490)	400	0.02
	SPX, put	February-2016	CBOE	(1)	820	(340)	480	0.02
	SPX, put	February-2016	CBOE	(1)	1,295	(595)	700	0.03
	SPX, put	February-2016	CBOE	(2)	1,613	87	1,700	0.07
	SPX, put	February-2016	CBOE	(1)	868	392	1,260	0.05
	SPXW, put	January-2016	CBOE	(57)	7,054	641	7,695	0.32

Total put option contracts written					19,813	(5,818)	13,995	0.58

Total derivative contracts - liabilities					$24,633	$(8,088)	$16,545	0.01%

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

SCHEDULE OF INVESTMENTS
December 31, 2014

Derivative contracts - assets, at fair value

					Premiums	Unrealized		Percentage
Industry		Contract		No. of	Paid	Appreciation/	Fair	of Net Asset
Sector	Contract	Month	Exchange	Contracts	Received	(Depreciation)	Value	Value

Put option contracts purchased

Index	SPXW, put	January-2015	CBOE	74	$3,198	(2,273)	$925	0.05%

Derivative contracts - liabilities, at fair value

Put option contracts written

Index
	SPXW, put	January-2015	CBOE	(18)	$3,726	$3,924	$7,650	0.43%
	SPXW, put	January-2015	CBOE	(56)	13,308	16,652	29,960	1.67

Total derivative contracts - liabilities - put option contracts written					$17,033	$20,577	$37,610	2.10%

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

SCHEDULE OF INVESTMENTS
December 31, 2014

Net unrealized gain on futures contracts

					Premiums		Percentage
Industry		Contract		No. of	Paid	Unrealized	of Net Asset
Sector	Contract	Month	Exchange	Contracts	Received	Appreciation	Value

Short futures contracts

	EMINI
Index	S&P 500	March-2015	CBOE	(14)	$—	$5,633	0.31%

Net unrealized gain on futures contracts						$5,633

The accompanying notes are an integral part of these financial statements.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Theta Funds L.P. (the “Fund”), a Delaware limited partnership, was formed on September 15, 2009 and commenced operations on September 1, 2011. The Fund’s investment objective is to generate superior absolute risk-adjusted returns by selling out of the money put and call options on the Standard and Poor’s 500 equity index and then either repurchasing them at a lower price or letting them expire. The Fund is managed by Theta Capital Partners LLC (the “General Partner”). Refer to the Fund’s Confidential Private Placement Memorandum (“Memorandum”) for more information.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (the “Codification”). The Fund is an investment company and follows accounting and reporting guidance in FASB Topic 946.

These financial statements were approved by management and available for issuance on July 20, 2016. Subsequent events have been evaluated through this date.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions in determining the reported amounts of assets and liabilities, including the fair value of investments, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Condensed Schedule of Investments

The industry classifications included in the condensed schedule of investments represent the General Partner’s belief as to the most meaningful presentation of the classification of the Fund’s investments.

Statement of Cash Flows

Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Cash and Cash Equivalents

Cash represents cash deposits held at financial institutions. Cash equivalents include short-term, highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of Operations and Summary of Significant Accounting Policies (Continued)

Foreign Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of such transactions. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments and derivatives in the statement of operations.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs other than quoted prices included in Level 1 that are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. The Fund had no investments that would be categorized as Level 2 or Level 3 in the fair value hierarchy at December 31, 2015 and 2014.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of Operations and Summary of Significant Accounting Policies (Continued)

Fair Value - Valuation Techniques

Equity Securities

Equity securities that are traded on a national securities exchange are valued at their last reported sales price as of the measurement date. Equity securities traded in the over-the-counter (“OTC”) markets and listed securities for which no sale was reported on that date are generally valued at their last reported “bid” price if held long, and last reported “ask” price if sold short. To the extent equity securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Option Contracts

Options are valued based on quoted prices from the exchange. Options are generally classified as Level 1 or 2 in the fair value hierarchy.

Futures Contracts

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the measurement date. Gains and losses are realized when contracts are liquidated. The Fund presents unrealized gains and unrealized losses on open futures contracts (the difference between contracted price and quoted market price) as a net amount in the statement of assets and liabilities, as there exists a right of offset of unrealized gains and losses. (See Note 4 Derivative Contracts, for disclosures about offsetting derivative assets and liabilities.) Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on futures contracts include other trading fees and are charged to expense when incurred. Future contracts are generally classified as Level 1 in the fair value hierarchy.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. However, certain U.S. dividend income and interest income may be subject to a maximum 30% withholding tax for those limited partners that are foreign entities or foreign individuals. Further certain non-U.S. dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. The Fund is subject to income tax examinations by major taxing authorities for all years since its inception.

The Fund is required to determine whether its tax positions are “more-likely-than-not” to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Tax positions not deemed to meet a “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2015 and 2014.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

2.	Fair Value Measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Derivative contracts
Call options	$1,025	$—	$—	$1,025
Put options	9,835	—	—	9,835
Total derivative contracts	$10,860	$—	$—	$10,860

The following table presents information about the Fund’s liabilities measured at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Liabilities (at fair value)
Derivative contracts
Call options	$2,550	$—	$—	$2,550
Put options	13,995	—	—	13,995
Total derivative contracts	$16,545	$—	$—	$16,545

The following table presents information about the Fund’s assets measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Derivative contracts
Call options	$925	$—	$—	$925
Futures contracts	5,633	—	—	5,633
Total derivative contracts	$6,558	$—	$—	$6,558

The following table presents information about the Fund’s liabilities measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Liabilities (at fair value)
Derivative contracts
Put options	$37,610	$—	$—	$37,610

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

3.	Due from Broker

Amounts due from broker may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Fund’s securities transactions, money balances and security positions are transacted with the Fund’s broker TD Ameritrade. The Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such broker and does not anticipate any losses from such counterparty. Due from broker includes net receivable of $2,958 and net payables of $46 related to unsettled trades as of December 31, 2015 and December 31, 2014, respectively.

4.	Derivative Contracts

In the normal course of business, the Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risk: equity price risk. In addition to its primary underlying risk, the Fund is also subject to additional counterparties risk due to inability of its counterparties to meet the terms of their contracts.

Options

The Fund may enter into options to speculate on the price movements of the financial instrument, commodity, or currency underlying the option, or for use as an economic hedge against certain equity positions held in the Fund’s portfolio holdings. Option contracts purchased give the Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate the Fund to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Options written by the Fund may expose the Fund to market risk of an unfavorable change in the financial instrument underlying the written option.

For some OTC options, the Fund is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Fund is the fair value of the contracts and the premiums paid to purchase its open option contracts. In these instances, the Fund considers the credit risk of the intermediary counterparty to its option transactions in evaluating potential credit risk.

Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative Contracts (Continued)

Futures Contracts (Continued)

The purchase and sale of futures contracts requires margin deposits with a Futures Commission Merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract. The Fund recognizes a gain or loss equal to the daily variation margin. Futures contracts may reduce the Fund’s exposure to counterparty risk since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Fund’s pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Volume of Derivative Activities

At December 31, 2015 and 2014, the volume of the Fund’s derivative activities based on their notional amounts and number of contracts, categorized by the primary underlying risk, are as follows:

2015
	Long exposure		Short exposure
	Notional	Number	Notional	Number
Primary underlying risk	amounts	of contracts	amounts	of contracts
Equity price
Options (a)	$34,133,798	167	$32,294,252	158

	2014
	Long exposure		Short exposure
	Notional	Number	Notional	Number
Primary underlying risk	amounts	of contracts	amounts	of contracts
Equity price
Options (a)	$15,235,860	74	$15,235,860	74
Futures contracts (a)	—	—	1,436,680	14
	$15,235,860	74	$16,672,540	88

(a)	Notional amounts presented for options and futures are based on the fair value of the underlying shares as if the options and futures were exercised at year end.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative Contracts (Continued)

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of assets and liabilities as derivative contracts, categorized by the primary underlying risk, at December 31, 2015 and 2014. Balances are presented on a gross basis, prior to the application of the impact of counterparty and collateral netting. Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of master netting arrangements and have been adjusted by the application of cash collateral receivables and payables with its counterparties. The following table also identifies the net realized and unrealized gain and loss amounts included in the statement of operations, categorized by the primary underlying risk, for the year ended December 31, 2015 and 2014:

	2015
	Derivative	Derivative	Realized	Unrealized
Primary underlying risk	assets	liabilities	gain (loss)	gain (loss)
Equity price
Options	$10,860	$16,545	$328,426	$26,994
Futures contracts	—	—	(43,240)	(5,633)
	$10,860	$16,545	$285,186	$21,361

	2014
	Derivative	Derivative	Realized	Unrealized
Primary underlying risk	assets	liabilities	gain (loss)	gain (loss)
Equity price
Options	$925	$37,610	$129,715	$(15,880)
Futures contracts	5,633	—	8,510	(705)
	$6,558	$37,610	$138,225	$(16,585)

5.	Securities Sold Short

The Fund is subject to certain inherent risks arising from its investing activities of selling securities short. The ultimate cost to the Fund to acquire these securities may exceed the liability reflected in these financial statements.

6.	Concentration of Credit Risk

In the normal course of business, the Fund maintains its cash balances in a financial institution, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institution and does not anticipate any losses from this counterparty.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

7.	Off-Balance Sheet and Credit Risk

In the normal course of business, the Fund enters into transactions in financial instruments with off-balance sheet risk. These financial instruments contain varying degrees of off-balance sheet risk to the extent that subsequent changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets and liabilities. In many cases, the Fund attempts to limit its risk by holding offsetting securities positions. The Fund is subject to credit risk, as all securities owned and balances due from broker are held by its primary clearing broker.

8.	Risks Associated With Financial Instruments

In the normal course of business, the Fund has investments and enters into various financial transactions where the risk of potential loss due to market risk, credit risk and other risks can equal or exceed the related amounts recorded. The success of any investment activity is influenced by general economic conditions that may affect the level and volatility of equity prices, credit spreads, interest rates and the extent and timing of investor participation in the markets for both equity and interest rate sensitive investments. Unexpected volatility or illiquidity in the markets in which the Fund directly or indirectly holds positions could impair its ability to carry out its business and could cause losses to be incurred.

Market risk represents the potential loss that can be caused by increases or decreases in the fair value of investments.

Credit risk represents the potential loss that would occur if counterparties fail to perform pursuant to the terms of their obligations. In addition to its investments, the Fund is subject to credit risk to the extent a custodian with whom its conducts business is unable to fulfill contractual obligations.

Liquidity risk is the risk that the Fund will not be able to raise funds to fulfill its commitments, including inability to sell investments quickly or at close to fair value.

9.	Partners’ Capital

Contributions

The minimum initial investment in the Fund is $500,000 with additional investments of $100,000. The General Partner, in its sole discretion, may accept investments of a lesser amount. The Fund may accept such amounts as of the first business day of any calendar month or at such other times as the General Partner may permit.

Withdrawals

Limited partners may generally withdraw all or part of their limited partner interest in the Fund at the end of each calendar month following at least a 30 day prior written notice to the Fund. The General Partner may limit aggregate withdrawals of interest invested in the Fund such that a limited partner may not reduce its capital account below $100,000 (or such lesser amounts as may be permitted by the General Partner).

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

9.	Partners’ Capital (Continued)

Allocations of Profits and Losses

Profits and losses of the Fund are allocated to partners at the end of each monthly period in proportion to their capital accounts as of the beginning of the month. To the extent the Fund receives any gains or losses with respect to equity securities in initial public offerings, such gains or losses will be allocated solely to the capital accounts of those partners of the Fund who are not prohibited from participating such allocations under Rule 3520 of the financial Industry Regulation Authority.

10.	Related Party Transactions

The Fund considers the General Partner, their principal owners, members of management, and members of their immediate families, and entities under common control to be related parties to the Fund. Amounts due from and due to related parties are generally settled in the normal course of business without formal payment terms.

The Fund pays the General Partner a management fee, calculated and payable monthly in arrears at 2% per annum of the Fund’s net asset value determined as of the end of each calendar month. For the year ended December 31, 2015 and 2014, the management fee aggregated $37,041 and $10,655, respectively. There was no management fee charged from January 1, 2014 to July 31, 2014. As of December 31, 2015 and December 31, 2014, the Fund owed $3,583 and $10,654, respectively, for unpaid management fees.

The General Partner is entitled to receive an annual incentive allocation equal to 20% of each limited partners net profit, if any allocated to each limited partner’s capital account for the current period, subject to a loss carryforward provision.

Certain limited partners are affiliated with the General Partner. The aggregate value of the limited partners’ capital owned by related parties at December 31, 2015 and 2014, is approximately $1,314,000 and $1,191,000.

Certain limited partners may have special management fee and/ or performance arrangements, as provided for in the Agreement.

During the year ended December 31, 2015 and year ended December 31, 2014, the General Partner determined to reimburse the Fund’s expenses. The General Partner may continue to reimburse the Fund’s expenses in the future but is under no obligation to do so.

11.	Commitments and Contingencies

The Fund has provided general indemnifications to the General Partner, any affiliate of the General Partner and any person acting on behalf of the General Partner or such affiliate when they act, in good faith, in the best interest of the Fund. The Fund is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

THETA FUNDS L.P.

NOTES TO FINANCIAL STATEMENTS

12.	Financial Highlights

Financial highlights for the years ended December 31, 2015 and 2014:

	2015	2014
Total return
Total return before reallocation to General Partner	12.69%	9.63%
Reallocation to General Partner	(1.86)	(0.21)
Total return after reallocation to General Partner	10.83%	9.42%

Ratios to average limited partners’ capital
Expenses	1.81%	0.71%
Reallocation to General Partner	1.70	0.16
Expenses and reallocation to General Partner	3.51%	0.87%

Net investment loss	(1.70)%	(0.70)%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, private investments, different performance and/or management fee arrangements, and the timing of capital transactions.

13.	Subsequent Events

From January 1, 2016 through July 20, 2016, the Fund accepted additional capital contributions of approximately $146,000 (of which $100,000 is included in contributions received in advance as of December 31, 2015), and had additional capital withdrawals of $200,000.